UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) December 14, 2006

Assisted Living Concepts, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Michigan Street, Milwaukee, WI 53203

(Address of Principal Executive Offices) (Zip Code)

414-908-8800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 14, 2006, Assisted Living Concepts, Inc. issued a press release announcing the adoption of a Class A common stock repurchase program of up to $20 million. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release of Assisted Living Concepts, Inc. dated December 14, 2006 announcing the adoption of a Class A common stock repurchase program of up to $20 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 14, 2006

By:	/s/ John Buono
John Buono
Senior Vice President,
Chief Financial Officer & Treasurer